                                                                   DRAFT 3/19/98

                 STOCK ELECTION FORM AND LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                             SHARES OF COMMON STOCK
                                       OF
                         IPC INFORMATION SYSTEMS, INC.

            To:  ChaseMellon Shareholder Services, L.L.C. (the "Exchange Agent")

        By mail:                     By hand:                  By overnight courier:
Reorganization Department    Reorganization Department       Reorganization Department
       PO Box 3301                 120 Broadway         85 Challenger Road, Mail Drop-Reorg
South Hackensack, NJ 07606          13th Floor               Ridgefield Park, NJ 07660
                                 New York, NY 10271

Facsimile (for eligible institutions only):  (201) 329-8936

Confirm facsimile by telephone ONLY:  (201) 296-4860

            FOR INFORMATION OR ASSISTANCE CALL THE INFORMATION AGENT,
             CHASEMELLON SHAREHOLDER SERVICES, AT 1-800-953-2497.

BOX I

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 SHARES SUBMITTED
NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS*                           (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES                     NUMBER OF
                                                       CERTIFICATE                 REPRESENTED BY                    SHARES
                                                          NUMBER                   CERTIFICATE(S)                  SUBMITTED**
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
                                                   Total Number of Shares of
                                                          IPC Common
                                                             Stock
                                                 ----------------------------------------------------------------------------------
*   Only certificates registered in a single form may be deposited with this
    Stock Election Form. If certificates are registered in different forms (e.g.
    John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Stock Election Forms as there are different registrations of certificates or the stockholder may provide only one Stock Election Form and sign it each way his or her name appears on different stock certificates. However, each signature must be guaranteed as described in
    Instruction D(7).
**  Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a Stock Election (as defined below).
--------------------------------------------------------------------------------

[ ] Check here if you cannot locate certificates. Upon receipt of this Stock
    Election Form, the Exchange Agent will contact you directly with replacement instructions

DELIVERY OF THIS STOCK ELECTION FORM TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS STOCK ELECTION FORM SHOULD BE READ CAREFULLY BEFORE THIS STOCK ELECTION FORM IS COMPLETED.

     This Stock Election Form is to accompany certificates for shares of common stock, par value $.01 per share, of IPC Information Systems, Inc. ("IPC" or the "Company") ("IPC Common Stock"), submitted pursuant to an election ("Stock Election") to retain shares of Surviving Corporation Common Stock (as defined below) (the "Stock Election Price") in connection with the proposed merger (the "Merger") of Arizona Acquisition Corp. ("AAC") with and into IPC.

     This Stock Election Form is being sent under separate cover from the Proxy Statement (as defined below) and Proxy Card (the Proxy Statement and the Proxy Card, collectively referred to as the "Proxy Materials"). If you have not received the Proxy Materials, please contact the Information Agent, Chase Mellon Shareholder Services, L.L.C., at 1-800-953-2497.

     HOLDERS OF IPC COMMON STOCK WHO DO NOT WISH TO MAKE A STOCK ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS STOCK ELECTION FORM. UPON APPROVAL OF THE MERGER AND FILING OF THE CERTIFICATE OF MERGER IN CONNECTION THEREWITH (THE "EFFECTIVE TIME"), EACH SHARE OF IPC COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT (AS DEFINED BELOW), BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $21.00 IN CASH FROM THE SURVIVING CORPORATION (AS DEFINED BELOW) FOLLOWING THE MERGER.

     TO MAKE A VALID STOCK ELECTION, THIS STOCK ELECTION FORM (AND THE ACCOMPANYING STOCK CERTIFICATES) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE
5:00 P.M., NEW YORK CITY TIME, ON [              , 1998].

Ladies and Gentlemen:

     In connection with the Merger of AAC with and into IPC, with IPC continuing as the surviving corporation (the "Surviving Corporation"), the undersigned hereby submits the certificate(s) for shares of IPC Common Stock listed above and elects to have all or a portion of the shares of IPC Common Stock represented by such certificates as set forth above converted into the right to retain shares of common stock of the Surviving Corporation ("Surviving Corporation Common Stock") following the Merger (the "Stock Election Price"). The undersigned understands that, in connection with the Merger, each share of IPC Common Stock (other than any such shares owned by AAC, held in treasury by the Company or with respect to which appraisal rights are exercised) will be converted, at the option of the holder, subject to certain restrictions set forth in the Proxy Statement, into (i) the right to receive $21.00 per share in cash or (ii) the right to retain one share of Surviving Corporation Common Stock. The undersigned further understands that, due to the restrictions on the number of shares of Surviving Corporation Common Stock which may be retained by existing holders of IPC Common Stock, the undersigned may receive fewer shares of Surviving Corporation Common Stock than indicated in this Stock Election Form. The undersigned further understands that no fractional shares of Surviving Corporation Common Stock will be issued and that the undersigned will receive cash in lieu of any such fraction of a share to which the undersigned would otherwise be entitled.

     The following Stock Election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated [__________,] 1998, relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger by and between IPC and AAC, dated as of December 18, 1997, as amended and restated as of _______, 1998 (the "Merger Agreement"), a conformed copy of which appears as Annex A to the Proxy Statement, and (iii) the accompanying Instructions to this Stock Election Form.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of IPC Common Stock to the Company and to receive on behalf of the undersigned, in exchange for the shares of IPC Common Stock represented thereby, any certificate for shares of Surviving Corporation Common Stock or any check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of IPC Common Stock are not delivered herewith, there is furnished below a Guarantee of Delivery of such certificates representing shares of IPC Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings and loan association) or trust company having an office in the United States.

     Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for the Stock Election Price and/or any check issuable in exchange for the shares of IPC Common Stock represented by the certificate(s) submitted hereby in the name of the registered holder(s) of such IPC Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate(s) for shares of Surviving Corporation Common Stock and/or any check for cash issuable in exchange for the shares of IPC Common Stock represented by the certificate(s) submitted hereby to the registered holder(s) of the IPC Common Stock at the address or addresses shown above.

         THE UNDERSIGNED UNDERSTANDS THAT IF THE UNDERSIGNED WISHES TO RECEIVE CASH ONLY, THE UNDERSIGNED SHOULD NOT COMPLETE THIS FORM; A LETTER OF TRANSMITTAL AND ADDITIONAL INSTRUCTIONS WILL BE SENT TO THE UNDERSIGNED FOLLOWING THE EFFECTIVE TIME.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to sell, transfer and assign the shares of IPC Common Stock accompanying this Stock Election Form and that such shares are free and clear of all liens, claims, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or IPC to be necessary or desirable in connection with the Stock Election made hereby.

     All authority herein conferred or agreed to be conferred by the undersigned shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Please direct all questions with respect to this Stock Election Form to the Information Agent, ChaseMellon Shareholder Services, L.L.C., at 1-800-953-2497.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II                                                       BOX III

           SPECIAL ISSUANCE AND                                             SPECIAL DELIVERY
           PAYMENT INSTRUCTIONS                                               INSTRUCTIONS
     (SEE INSTRUCTIONS D(6) AND D(7))                                    (SEE INSTRUCTION D(8))

     To be completed ONLY if the certificates                     To be completed ONLY if the certificates
for the Stock Election Price are to be                       for the Stock Election Price are to be
registered in the name of, or the checks are                 registered in the name of, and/or the checks
to be made payable to, someone other than the                are to be made payable to, the registered
registered holder(s) of shares of IPC Common                 holder(s) of shares of IPC Common Stock, but
Stock.                                                       are to be sent to someone other than the
                                                             registered holder(s) or to an address other
Issue certificate and/or check to:                           than the address of the registered holder(s)
                                                             set forth in Box I, above.
Name.........................................
(Please Print)                                               Mail certificate and/or check to:

 .............................................                Name........................................
(Please Print)                                               (Please Print)

Address......................................                ............................................
                                                             (Please Print)
 .............................................
            (Including Zip Code)                             Address.....................................

 .............................................                ............................................
           (Tax Identification or                            (Including Zip Code)
           Social Security Number)
                                                             ----------------------------------------------------
(Note: If this box is completed, endorsement
on the surrendered certificate(s) or
signature(s) on the accompanying instrument
of transfer MUST BE GUARANTEED in the usual
form as described in Instruction D(7). PLEASE
ALSO COMPLETE THE SUBSTITUTE FORM W-9
ENCLOSED HEREWITH.)
-----------------------------------------------------
-----------------------------------------------------

BOX IV

------------------------------------------------------------------------------------------------------------------------------
                                                          SIGN HERE
                                       ALL HOLDERS OF IPC COMMON STOCK MUST SIGN BELOW
                               (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

 .............................................................................           Name(s)..............................
                                                                                                    (Please Print)

 .............................................................................           Name(s)..............................
                               Signature(s) of Owner(s)                                             (Please Print)

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock            Name(s)..............................
 certificate(s) or by person(s) authorized to become registered holder(s) by                        (Please Print)
 certificates and documents transmitted herewith.  If signature is by a trustee,
 executor, administrator, guardian, officer of a corporation, attorney-in-fact or any   .....................................
 other person acting in a fiduciary capacity, set forth full title in such capacity                   (Address)
 and see Instruction D(3).
                                                                                        .....................................
                                                                                                 (Including Zip Code)
Signature
Guarantee: ...........................................................                  .....................................
                         FINANCIAL INSTITUTION NAME                                     (Area Code and Telephone Number(s))
                     (If Required - See Instruction D(7))
                                                                                        .....................................
                                                                                        (Tax Identification or Social Security
                                                                                         Number(s)) (See Substitute Form W-9)

                                                                                        Dated:........................   1998
--------------------------------------------------------------------------------------------------------------------------------



BOX V

------------------------------------------------------------------------------------------------------------------------------
                                                GUARANTEE OF DELIVERY
                           (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
---------------------------------------------------------------------------------------------------------------------
The undersigned is:
                                                                                          (Firm-Please Print)

 .   a member of a national securities exchange,
                                                                                  ..................................
 .   a member of the National Association of Securities Dealers, Inc., or                (Authorized Signature)

 .   a commercial bank or trust company in the United States; and                  ..................................
                                                                                               (Address)
guarantees to deliver to the Exchange Agent the certificates for shares of IPC
 Common Stock to which this Stock Election Form relates, duly endorsed in         ..................................
 blank or otherwise in form acceptable for transfer on the books of IPC, no
 later than 5:00 P.M., New York City time, on the third Nasdaq National           ..................................
 Market trading day after the date of execution of this Guarantee of Delivery            (Including Zip Code)
 and in no case later than 3 trading days after the Election Date.
                                                                                  ..................................

                                                                                  ..................................
                                                                                  (Area Code and Telephone Number(s))

                                                                                  ..................................
                                                                                            (Contact Name)
---------------------------------------------------------------------------------------------------------------------

Payer:    ChaseMellon Shareholder Services, L.L.C.
------------------------------------------------------------------------------

Name (if joint names, list first and circle the name of the person or entity whose number you enter below)


Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9 (the "Guidelines"))

----------------------------------------------------------------------------------------------------------------------
Address

----------------------------------------------------------------------------------------------------------------------
City, State and Zip Code

----------------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                                          Part I - Taxpayer Identification Number
Department of the Treasury
Internal Revenue Service                       Enter your taxpayer identification number in the appropriate box.
                                               For individuals, this is your social security number.  For sole
Payer's Request for Taxpayer                   proprietors, see the instructions in the Guidelines. For other
 Identification Number and                     entities, it is your employer identification number.
 Certification

                                                      [_] If you do not have a number, check the box here
                                                          and see "Obtaining a Number" in the
                                                          Guidelines.

                                                 Note:  If the account is in more than one name, see the chart on page 1 of the Guidelines on whose number to enter.

                                                                      Social Security Number

                                                                                OR

                                                                 Employer Identification Number

                                                 Part II - If you are a Payee Exempt from Backup Withholding, see instructions in the Guidelines.
----------------------------------------------------------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE:_______________________________________      DATE:___________________________, 199__

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
WITHHOLDING OF 31% OF CERTAIN PAYMENTS MADE TO YOU.  PLEASE REVIEW THE
ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.
----------------------------------------------------------------------------------------------------------------------

                                      GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                                   NUMBER ON SUBSTITUTE FORM W-9

WHAT NAME AND NUMBER TO PROVIDE:
------------------------------------------------------------------------------------------------------------------------------------
                                  GIVE THE NAME AND                                                 GIVE THE NAME AND EMPLOYER
FOR THIS TYPE OF ACCOUNT:          SOCIAL SECURITY         FOR THIS TYPE OF ACCOUNT:                    IDENTIFICATION NUMBER
                                     NUMBER OF --                                                               OF --
------------------------------------------------------------------------------------------------------------------------------------
1. Individual                The individual                6.  Sole proprietorship               The owner/3/

2. Two or more individuals   The actual owner of the
   (joint account)           account or, if combined
                             funds, the first individual
                             on the account/1/             7.  A valid trust, estate, or         Legal entity (Do not furnish the
                                                           pension                               identifying number of the personal
                                                           trust                                 representative or trustee unless
                                                                                                 the legal entity itself is not
3. Custodian account of a    The minor/2/                                                        designated in the account
   minor (Uniform Gift to                                                                        title.)/4/
   Minors Act)

4. (a)  The usual            The grantor-trustee/1/                                              The corporation
    revocable savings                                      8.  Corporate
    trust (grantor is also                                                                       The organization
    trustee)                                               9.  Association, club, religious,
                                                           charitable, educational or other
   (b)  So-called trust      The actual owner/1/           tax-exempt organization
    account that is                                                                              The partnership
    not a legal or valid                                   10. Partnership
    trust under                                                                                  The broker or nominee
    State law                                              11. A broker or registered nominee
                                                                                                 The public entity
5. Sole proprietorship       The owner/3/                  12. Account with the Department of
                                                           Agriculture in the name of a
                                                           public entity (such as a State or
                                                           local government, school district,
                                                           or prison) that receives
                                                           agricultural program payments
------------------------------------------------------------------------------------------------------------------------------------

/1/  List first and circle the name of the person whose number you furnish.
/2/  Circle the minor's name and furnish the minor's social security number.
/3/ Show the individual's name. If you are a sole proprietor, you must furnish your individual name and either your Social Security number or your employer identification number. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your employer identification number on Form SS-4.
/4/ List first and circle the name of the legal trust, estate, or pension trust.

NOTE:
(i) If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
(ii) If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.
(iii) For a joint account, only the person whose taxpayer identification number ("TIN") is shown on Substitute Form W-9 should sign the form.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER:

If you do not have a TIN, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

Payees that are generally exempt from backup withholding include the following:

 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).
 . The United States or any agency or instrumentality thereof.
 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 . An international organization or any agency or instrumentality thereof.
 . A dealer in securities or commodities required to register in the United
  States or a possession of the United States.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a).
 . An entity registered at all times under the Investment Company Act of 1940. . A foreign central bank of issue.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. Such payees should furnish their TINs, write "exempt" on the face of the form (Part II), and sign and date the form.

EXEMPT FOREIGN PAYEES:

A payee that is a nonresident alien individual or foreign entity not subject to backup withholding should complete and execute Form W-8, Certificate of Foreign Status, and return the executed form with the Stock Election Form.

PENALTIES:

(1) FAILURE TO FURNISH A TIN. -- If you fail to furnish your correct TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.

   1. TIME IN WHICH TO ELECT. To be effective, a Stock Election pursuant to the terms and conditions set forth herein on this Stock Election Form or a facsimile hereof, accompanied by the above-described certificates representing shares of IPC Common Stock or a proper Guarantee of Delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than
5:00 P.M., New York City time, on [                    , 1998] (the "Election
Date"). Holders of IPC Common Stock whose stock certificates are not immediately available may also make an effective Stock Election by completing this Stock Election Form or facsimile hereof, having Box V - Guarantee of Delivery properly completed and duly executed by an eligible institution (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of IPC, no later than 5:00 P.M., New York City time, on the third Nasdaq National Market trading day after the date of execution of such Guarantee of Delivery and in no case later than 3 trading days after the Election Date). Subject to the proration provisions of the Merger Agreement, each share of IPC Common Stock outstanding at the Effective Time of the Merger with respect to which the Exchange Agent shall have not received an effective Stock Election prior to the Election Date, or with respect to which the proration procedures set forth in the Proxy Statement pertain, will be converted into the right to receive an amount equal to $21.00 in cash from the Surviving Corporation following the Merger. See Instruction C.

   2. REVOCATION OF STOCK ELECTION. Any Stock Election may be revoked by the person who submitted this Stock Election Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date shall be returned to the submitting party. Such notice must specify the person in whose name the shares of IPC Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Stock Election is revoked, and the certificate(s) for shares withdrawn, the IPC Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

   3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, all Stock Election Forms will be void and of no effect. Certificate(s) for IPC Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B. STOCK ELECTION AND PRORATION PROCEDURES.

   A description of the stock election and proration procedures is set forth in the Proxy Statement under "THE MERGER--Stock Election," "THE MERGER--Possible Effects of Proration" and "THE MERGER--Stock Election Procedure." A full statement of the stock election and proration procedures is contained in the Merger Agreement, and all Stock Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING A STOCK ELECTION, A HOLDER OF IPC COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE MERGER--FEDERAL INCOME TAX CONSEQUENCES" AND "RISK FACTORS--RISKS ASSOCIATED WITH THE MERGER--TAXATION OF STOCKHOLDERS RECEIVING CASH--POSSIBLE DIVIDEND TREATMENT" FOR A DISCUSSION OF THE POSSIBILITY THAT THE RECEIPT OF CASH AS A RESULT OF PRORATION BY A HOLDER WHO HAS MADE A STOCK ELECTION MAY BE TREATED AS A DIVIDEND AS OPPOSED TO A CAPITAL GAIN.

   AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF IPC COMMON STOCK WHO MAKE A STOCK ELECTION MAY RECEIVE SURVIVING CORPORATION COMMON STOCK OR CASH IN AMOUNTS WHICH MAY VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF SHARES OF SURVIVING CORPORATION COMMON STOCK OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. RECEIPT OF SURVIVING CORPORATION COMMON STOCK OR CHECKS.

   As soon as practicable after the Effective Time of the Merger and after the Election Date, the Exchange Agent will mail certificate(s) for Surviving Corporation Common Stock and/or cash payments by check to the holders of IPC Common Stock with respect to each share of IPC Common Stock which is included in any effective Stock Election. Subject to the proration provisions of the Merger Agreement, holders of IPC Common Stock who declined to make a Stock Election, or failed to make an effective Stock Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $21.00 in cash, as soon as practicable after the certificate(s) representing such share or shares have been submitted, together with a Letter of Transmittal (which will be sent to such holders after the Effective Time of the Merger).

   No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger. In lieu thereof, the Exchange Agent, as agent for the holders of IPC Common Stock who become entitled to a fraction of a share of Surviving Corporation Common Stock, shall receive the product of (a) the aggregate of the fractional share interests of such holder and (b) $21.00 and shall remit the proceeds thereof to such holders according to their respective interests therein.

D. GENERAL.

   1. EXECUTION AND DELIVERY. This Stock Election Form or a facsimile hereof must be properly filled in, dated and signed in Box IV - Endorsement and Signature Guarantee, and must be delivered (together with stock certificates representing the shares of IPC Common Stock as to which the Stock Election is made or with a duly signed Guarantee of Delivery of such certificates) to the Exchange Agent at any of the addresses set forth above.

   THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

   2. INADEQUATE SPACE. If there is insufficient space on this Form to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

   3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Stock Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of IPC Common Stock described on this Stock Election Form have been assigned by the registered holder(s), in which event this Stock Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

   If this Stock Election Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title

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in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Stock Election Form.

   4. PARTIAL EXCHANGES. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for exchange, fill in the number of shares which are to be submitted in the box entitled "Shares Submitted." In such case, a check in an amount equal to $21.00 in cash per share for the remainder of the shares represented by the old certificate will be sent to the registered owners as soon as practicable following the Effective Time of the Merger. All shares of IPC Common Stock represented by certificates submitted hereunder will be deemed to have been submitted for exchange into shares of Surviving Corporation Common Stock unless otherwise indicated.

   5. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on this Stock Election Form below Box I, and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Surviving Corporation Common Stock and/or any checks in accordance with the Merger Agreement.

   6. NEW CERTIFICATES AND CHECKS IN SAME NAME. If any stock certificate(s) representing shares of Surviving Corporation Common Stock or any check(s) in respect of fractional shares of Surviving Corporation Common Stock or as a result of proration are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of IPC Common Stock submitted with this Form, no endorsement of certificate(s) or separate stock power(s) are required.

   7. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME. If any stock certificate(s) representing the Stock Election Price or any check(s) issued as a result of proration or in respect of fractional shares of Surviving Corporation Common Stock in respect of the Stock Election Price are to be registered in, or payable to the order of, a name other than exactly the name that appears on the certificate(s) representing shares of IPC Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, Box II - Special Issuance and Payment Instructions is completed, and the signature is guaranteed in Box IV - Endorsement and Signature Guarantee by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings and loan association) or trust company in the United States which is a member in good standing of the Securities Transfer Agent's Medallion Program.

   8. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of, and/or the certificates for the Stock Election Price are to be registered in, the name of the registered holder(s) of shares of IPC Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in Box III.

   9. MISCELLANEOUS. A single check and/or a single stock certificate representing the Stock Election Price will be issued to each holder for all shares of IPC Common Stock registered in the same manner.

   Please direct all questions with respect to this Stock Election Form and any Stock Election (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Stock Election and computations as to proration) to the Information Agent, ChaseMellon Shareholder Services, L.L.C., at 1-800-953-2497.

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   10.    BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.  Under
the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the "reportable payments" made to holders of IPC Common Stock pursuant to the Merger. To prevent backup withholding, each holder (including a holder that makes a Stock Election) should complete and sign the Substitute Form W-9 included with this Stock Election Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part I (indicating that you do not have a TIN) of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of all reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder, and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all reportable payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security Number of such individual. If the certificates for IPC Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("Guidelines") included with this Stock Election Form for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

   For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines.

   Failure to complete the Substitute Form W-9 will not, by itself, cause the Stock Election to be deemed invalid, but may require the Exchange Agent to withhold 31% of the amount of any reportable payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS (not from the Company, the Surviving Corporation or the Exchange Agent).

   11. TRANSFER TAXES. The Surviving Corporation will pay all transfer taxes, if any, applicable to, and arising solely out of, the transfer of IPC Common Stock to it or to its order and to the transfer, in exchange thereof, of Surviving Corporation Common Stock to holders pursuant to the Merger. If, however, Surviving Corporation Common Stock is to be delivered to, or is to be registered or issued in the name of, any person other than the registered holder of the IPC Common Stock surrendered hereby, if the surrendered IPC Common Stock is registered in the name of any person other than the person signing this Stock Election Form, or if a transfer tax is imposed for any reason other than the transfers referred to in the first sentence of this paragraph, the amount of any

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such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such surrendering holder.

Please direct all questions with respect to this Stock Election Form to the Information Agent, ChaseMellon Shareholder Services, L.L.C., at 1-800-953-2497.

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